                              RS INVESTMENT TRUST
                (FORMERLY, ROBERTSON STEPHENS INVESTMENT TRUST)

                           FUND PROSPECTUS SUPPLEMENT
                   TO CLASS A PROSPECTUS DATED MARCH 1, 1998,
                         AS REVISED SEPTEMBER 22, 1998

MANAGEMENT OF THE FUNDS. The information appearing in the "Management of the Funds" section is replaced in its entirety with the following:

"INVESTMENT ADVISERS

    The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. RS Investment Management, L.P. (formerly known as Robertson, Stephens & Company Investment Management, L.P.), 555 California Street, San Francisco, CA 94104, is the investment adviser for each of the Funds other than the Emerging Growth Fund. RS Investment Management, L.P. ("RSIM, L.P."), a California partnership, was formed in 1993. RS Investment Management, Inc. (formerly known as "Robertson Stephens Investment Management, Inc."), 40 Tower Lane, Avon Park South, Avon, Connecticut 06001 is the investment advisor for the Emerging Growth Fund. RS Investment Management, Inc. ("RSIM, Inc.") commenced operations in March 1986.

       RS Investment Management Co. LLC ("RSIM Co."), a Delaware limited liability company, is the owner of all of the outstanding beneficial interest in RSIM, L.P. and RSIM, Inc. RSIM Co. is principally owned by senior managers and portfolio managers of RS Investment Management.

       Subject to such policies as the Trustees may determine, RS Investment Management furnishes a continuing investment program for the Funds and makes investment decisions on their behalf pursuant to Investment Advisory Agreements with each Fund. The Trust pays all expenses not assumed by RS Investment Management including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Funds' Distribution Plans.

       RS Investment Management places all orders for purchases and sales of the Funds' investments. In selecting broker-dealers, RS Investment Management may consider research and brokerage services furnished to it and its affiliates. Affiliates of RS Investment Management may receive brokerage commissions from the Funds in accordance with procedures adopted by the Trustees under the Investment Company Act of 1940 which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, RS Investment Management may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

       RS Investment Management may at times bear certain expenses of the Funds. The Investment Advisory Agreements between the Funds and RS Investment Management permit RS Investment Management to seek reimbursement for those expenses.

       ADMINISTRATIVE SERVICES. Each of the DIVERSIFIED GROWTH, GROWTH & INCOME, GLOBAL NATURAL RESOURCES, GLOBAL VALUE, INFORMATION AGE and MICROCAP GROWTH FUNDS has entered into an agreement with RSIM, L.P. pursuant to which RSIM, L.P. provides administrative services to the Fund. No fees are payable by the Funds under the agreement.

SUB-ADVISERS

    Elijah Asset Management, LLC ("Elijah Asset Management"), 555 California St., San Francisco, California 94104, a newly formed Delaware limited liability company, serves as sub-adviser to The Information Age Fund-TM- and the Value + Growth Fund in respect to all of the assets of those Funds. Eastbourne Management, L.L.C. ("Eastbourne"), 555 California St., San Francisco, California 94104, serves as a sub-adviser in respect of a portion of the assets of The Contrarian Fund-TM-. (Each of Elijah Asset Management and Eastbourne is sometimes referred to as a "Sub-Adviser".) Subject to such policies as the Trustees or RSIM, L.P. may determine, each Sub-Adviser manages such of the Fund's assets as are allocated to it in accordance with the Fund's investment objective, policies, and limitations. Each Sub-Adviser also makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for such Fund in respect of those assets.

       ELIJAH ASSET MANAGEMENT, LLC. Mr. Ronald E. Elijah owns a majority of the outstanding voting interest in Elijah Asset Management. Under the sub-advisory agreement with Elijah Asset Management, RSIM, L.P will pay a fee to Elijah Asset Management with respect to each of The Information Age Fund-TM- and the Value + Growth Fund equal to 50% of the fees paid to RSIM, L.P. by each of those Funds pursuant to the Investment Advisory Agreement.

       Pursuant to an agreement with RSIM, L.P., Elijah Asset Management has agreed to employ Mr. Ronald Elijah as the full-time principal portfolio manager of The Information Age Fund-TM- and the Value + Growth Fund. Previously, Mr. Elijah managed these Funds as an employee of RSIM, L.P.

       EASTBOURNE MANAGEMENT, L.L.C. Mr. Rick Barry, who served as a member of the portfolio management team for The Contrarian Fund-TM- while previously employed by RSIM, L.P., owns the majority of the outstanding membership interest in Eastbourne; certain employees of Eastbourne own the remaining membership interests. RSIM, L.P. allocates a portion of the Contrarian Fund's assets for management by Eastbourne in circumstances where RSIM, L.P. believes that management of those assets by Eastbourne would be in the best interests of the Fund, such as where RSIM, L.P. believes that an increase in, or change to, the Fund's short positions might be desirable, or where it believes that long investments by the Fund might be desirable in sectors or companies where Eastbourne might offer a successful investment program. RSIM, L.P. pays a fee to Eastbourne in an amount equal to 40% of the fees received by RSIM, L.P. pursuant to the Investment Advisory Agreement in respect of assets allocated to Eastbourne."

PORTFOLIO MANAGER. The information appearing in the "Portfolio Managers" section regarding Cathy Baker, Roderick R. Berry, Ronald E. Elijah, and The Contrarian Fund-TM- is deleted and replaced with the following:

"Roderick R. Berry, formerly an employee of RSIM, L.P. and now a member of Elijah Asset Management, serves as a co-portfolio manager of The Information Age Fund-TM-. Prior to joining Elijah Asset Management, Mr. Berry was a member of the RS Investment Management research team. He has served on the management team of that Fund since its inception. Prior to joining RS Investment Management, Mr. Berry worked for USL Capital for six years as both an investment officer and a financial manager. Prior to joining USL Capital, he was the assistant product manager for interest-bearing checking at Wells Fargo Bank. From 1987-1989, Mr. Berry was president and founder of the Bay Area Optical Laboratory, Inc., a wholesale optical laboratory. He holds a B.A. in economics from Stanford University and an M.B.A. from the J.L. Kellogg School at Northwestern University.

Ronald E. Elijah, formerly an employee of RSIM, L.P. and now a managing member of Elijah Asset Management, LLC, has managed the Value + Growth Fund's portfolio since that Fund's inception in April 1992. Mr. Elijah is also the portfolio manager for The Information Age Fund-TM-. From August 1985 to January 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company LLC. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds. He holds a master's degree in economics from Humboldt State University and an M.B.A. with an emphasis in finance from Golden Gate University.

The Contrarian Fund-TM- is managed by a team of investment professionals at RS Investment Management and Eastbourne Management, L.L.C."

NAME CHANGES. The name of each Fund has been changed by substituting for the words "Robertson Stephens" the letters "RS", except that the name of the Robertson Stephens Contrarian Fund has been changed to "The Contrarian Fund-TM-", and the name of the Robertson Stephens Information Age Fund has been changed to "The Information Age Fund-TM-." The name of Robertson, Stephens & Company Investment Management, L.P. has been changed by substituting for the words "Robertson, Stephens & Company" the letters "RS."

EXPENSE SUMMARY: The information appearing in the Expense Summary regarding the Growth & Income Fund is replaced with the following, reflecting the termination of a voluntary expense limitation previously in effect:

                                EXPENSE SUMMARY

    The following table summarizes an investor's maximum transaction costs from investing in Class A shares of the Growth & Income Fund and expenses incurred by the Fund based on its 1997 fiscal year. The Example shows the cumulative expenses attributable to a $1,000 investment in the Fund over specified periods.

SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases                     None
  Maximum Sales Load Imposed on Reinvested Dividends          None
  Deferred Sales Load                                         None
  Redemption Fee*                                             None
  Exchange Fee                                                None

-------------------

* A $9.00 FEE IS CHARGED FOR REDEMPTIONS MADE BY BANK WIRE.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets):
GROWTH & INCOME FUND

Management Fees                               1.00%
Rule 12b-1 Expenses                           0.25%
Other Expenses*                               0.22%
                                             ------
Total Fund Operating
 Expenses*                                    1.47%

-------------------

* REFLECTING ELIMINATION OF ADMINISTRATIVE SERVICES FEES. IF SUCH FEES APPLIED, OTHER EXPENSES WOULD BE 0.47% AND TOTAL FUND OPERATING EXPENSES WOULD BE 1.72%.

EXAMPLE

    An investment of $1,000 in the Fund would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                           1 YEAR         3 YEARS        5 YEARS       10 YEARS
                        -------------  -------------  -------------  -------------
Growth & Income Fund      $      15      $      46      $      80      $     175

This information is provided to help investors understand the operating expenses of the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The Management Fees paid by the Fund are higher than those paid by most other mutual funds. Because of Rule 12b-1 fees paid by the Fund, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.

DISTRIBUTOR. Provident Distributors, Inc. ("PDI"), with principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serves as principal underwriter and distributor of shares of the Funds, replacing Edgewood Services, Inc.

                                                                   MARCH 3, 1999

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